Exhibit 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of P.D.C. Innovative Industries, Inc. of our report dated February 28, 2002, which appears on page F-1 of P.D.C. Innovative Industries, Inc. Form 10-KSB, for the year ended December 31, 2001.



                                             MARGOLIES, FINK AND WICHROWSKI


                                             /s/ Margolies, Fink and Wichrowski
                                             ----------------------------------

Pompano Beach, Florida
July 2, 2002